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                                                   Filed pursuant to Rule 497(e)
                                            Registration Statement Nos. 33-44782
                                                                         2-64782
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                                                                   June 17, 2004
[MORGAN STANLEY LOGO]                                                 Supplement

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                      SUPPLEMENT DATED JUNE 17, 2004 TO THE
                     STATEMENT OF ADDITIONAL INFORMATION OF
          MORGAN STANLEY FLEXIBLE INCOME TRUST, dated December 30, 2003

        MORGAN STANLEY HIGH YIELD SECURITIES INC., dated October 30, 2003


The following paragraph is hereby added to "II. Description of the Fund and Its Investments and Risks, B. Investment Strategies and Risks" in the Statement of Additional Information:

      TARGETED RETURN INDEX SECURITIES ("TRAINs"). The Fund may invest in TRAINs which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.